EXHIBIT 10.12


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                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT, hereinafter referred to as the "Agreement" is made and entered into this 6th day of January, 1998, by and between Carnegie International Corporation, hereinafter referred to as "Seller" and Alpina Tours, LLC, a Virginia Corporation, hereinafter collectively referred to as "Purchaser", regarding the transfer of all right title and interest in and to the Corporation known as Electric Card Acceptance (Europe) Limited, hereinafter referred to as the "Business".

                                 R E C I T A L S

         WHEREAS, Seller is the owner of One Hundred Percent (100%) of the Business;

         WHEREAS, the Seller has offered to sell all of Seller's right, title and interest in and to the business and the Purchaser has agreed to purchase all of Seller's right, title and interest in and to the Business; and

         WHEREAS, it is agreed by all of the Parties concerned that the purchase be consummated under the terms and conditions provided herein.

         NOW, THEREFORE, in consideration of the above Recitals, which shall constitute a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties hereinafter set forth. Purchase and Seller, hereby covenant, promise, agree, represent, and warrant as follows:

         1. TRANSFER OF RIGHT, TITLE AND INTEREST: Subject to the terms and conditions provided herein, Seller agrees to sell, convey transfer, sign and deliver to Purchaser and Purchaser hereby agrees to purchase, acquire and accept for and in consideration provided herein all of Seller's right title and interest in and to the Business, including the percentage of lease rights, goodwill, assets and all other interests owned by the Business, pertaining to said right title and interest.

         2. CLOSING FOR PURCHASE OF RIGHT TITLE AND INTEREST: The consummation of the purchase provided by this Agreement, hereinafter referred to as the "Closing" shall take place on January 6, 1998, or at such other time as the Parties may agree in writing, at the law offices of Gershberg ad Pearl, LLC, 11419 Cronridge Drive, Suite 7, Owings Mills, Maryland 21117. Said day should be referred to as "Closing Date".

         3. PURCHASE PRICE: The Purchase Price to be paid by the Purchaser under this Agreement shall be Two Hundred Fifty Thousand Dollars ($250,000) which shall be evidenced by a confessed judgment Promissory Note made by Purchaser payable to Seller which shall be executed by Purchaser, jointly and severally, and delivered to Seller at Closing and provide for payment of the entire balance on or before June 29, 1999. As security for payment on the Promissory Note. Purchaser shall give Seller One Hundred Twenty-Five


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Thousand  (125,000)  shares  that it owns in Seller.  The value of the shares on
June 29, 1999 may be credited towards Buyer's purchase price. The Note may be paid without penalty.

         4. REPRESENTATIONS AND WARRANTIES OF SELLER AND THE BUSINESS: The Seller hereby represents and warrants to the Purchaser as follows:

              A. The Business has, and at the time of Closing will have the power and authority to own, lease and operate its properties and to conduct its business as such business is now being conducted by the Business.

              B. There has been, and prior to the Closing Date there will be, no material adverse change individually or in the aggregate, of the Business' position (financial or otherwise), or in the Business' assets or liabilities.

              C. Seller hereby acknowledges that Purchaser has been given the opportunity to review cash disbursement records, bank statements, and payroll records since the inception of the business.

         5. REPRESENTATIONS AND WARRANTIES OF PURCHASER: Purchaser represents and warrants to Seller as follows:

              A. That Purchaser is qualified and competent to operate the Business, and that Frank T. Simpson who is a principal of Purchaser has in fact operated the Business for the Seller since its inception.

              B. Purchaser hereby  acknowledges  that it has had the opportunity to review, and has in fact reviewed the checkbook, records of cash disbursements, bank records and payroll records for the Business since its inception.

         6. RESTRICTION OF TRANSFER OF RIGHT TITLE AND INTEREST:

              Purchaser hereby agrees not to sell, convey, pledge, assign or otherwise transfer the security it has placed into the custody of the Seller without the prior written consent of the Seller unless and until Purchaser has satisfied its obligation set forth in Section 3 hereof.

         7. PERTAINING LAW: All matters regarding the interpretation of this Agreement and all documents pertaining thereto shall be construed in accordance with the laws of the State of Maryland.

         8. CAPTIONS: The marginal captions set forth in this Agreement are for convenience and reference only, and in no way define or limit the contents or substance of this Agreement.


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         9. ENTIRE AGREEMENT:  The terms and conditions of this Agreement as set forth herein, including any documents attached hereto, constitute the entire contract and agreement between the Parties. No representations or promises other than as set forth between the Parties have been made by any of the Parties as an inducement to enter into this Agreement, and each party affirms that in entering into this Agreement, it has relied on no promises or representations, other than those expressly set forth herein. No amendments to this Agreement, verbal or otherwise shall have a force or binding effect upon any party, its agent, employees or successors, unless first duly approved and executed in writing by Purchaser and Seller. This Agreement shall survive the closing.

         10. SEVERABILITY: In the event that any provision or clause of this Agreement conflicts with applicable law, such conflict shall not affect any other provision of this Agreement which shall be given effect without the conflicting provision, and to this end, the provisions of this Agreement are declared to be severable.

         IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year first above written.

                                       SELLER

ATTEST:                                CARNEGIE INTERNATIONAL CORPORATION


/s/                                    /s/ Lowell Farkas
                                       By:  Lowell Farkas, President


                                       PURCHASER

ATTEST:                                ALPINA TOURS, LLC


/s/                                    /s/ Frank T. Simpson
                                       By:  Frank T. Simpson, President




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                                 PROMISSORY NOTE

$250,000                                                         January 6, 1998
                                                          Owings Mills, Maryland


         FOR VALUE RECEIVED, Alpina Tours, LLC, a Virginia Corporation, Maker, promises to pay to the order of Carnegie International Corporation, its heirs, personal representatives, or assigns, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) which shall be due and payable on June 29, 1999, if no sooner paid. Interest shall accrue at a rate of six percent (6%) per annum.

         Payment shall be made in lawful money of the United States of America at such place as may be designated by Carnegie International Corporation or the holder of this Note.

         Maker and each and every endorser and guarantor hereof waive presentment, protest and demand, notice of protest, demand and dishonor, and nonpayment of this Note, and agree to pay all costs of collection when incurred, including reasonable attorney's fees, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument evidencing or securing this said indebtedness.

         And further, Maker does hereby empower any attorney of any Court of record within the United States or elsewhere to appear for it, after default herein, and after one or more complaints filed, confess judgment against it as of any term for the above sum, with costs of suit and attorney's commissions of fifteen percent (15%), for collection and release of all errors, and without stay of execution and inquisitions, any extension upon any levy on real estate is hereby waived, and condemnation agreed to, and the exemption of personal property from levy and sale on the execution hereof, is also hereby expressly waived, and no benefit of exemption be claimed under and by virtue of any exemption law now in force or which may be hereafter passed.

         This Note is secured via One Hundred Twenty-Five Thousand (125,000) shares owned by Maker.

                                       MAKER

ATTEST:                                ALPINA TOURS, LLC


/s/                                    /s/ Frank T. Simpson
                                       By:  Frank T. Simpson, President



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